PRUDENT BEAR FUNDS, INC.


                                Supplement to the

                       Statement of Additional Information

                             dated January 30, 1998





         The Fund has increased the percentage of its net assets that may be invested in securities of other investment companies from 10% to 25%. See non-fundamental investment restriction no. 5.

                    The date of this Supplement is August 10, 1998.